Commission File No.1-15679

                    SCHEDULE  14A  INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        VENTURE TECH, INC.
         (Name of Registrant as Specified in its Charter)

                        VENTURE TECH, INC.
             (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction
          applies:   n/a
     (2)  Aggregate number of securities to which transaction
          applies:   n/a
     (3)  Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11:   n/a.
     (4)  Proposed maximum aggregate value of transaction:   n/a
     (5)  Total fee paid:  -0-

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
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                       VENTURE TECH, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 TO BE HELD SEPTEMBER 25, 2000

To our Shareholders:

     NOTICE is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Venture Tech, Inc., an Idaho corporation (the "Company"), will be held on Monday, September 25, 2000, at 10:00 a.m. local time, at the Company's principal offices at 1055 West 14th Street, Suite 500, North Vancouver, B.C. V7P 3P2, for the following purposes.

     (1) To elect three (3) directors to serve for the ensuing year or until their successors are duly elected and qualified;
     (2) To ratify the proposal to amend the Articles of Incorporation to increase the Company's authorized capitalization by adding a new class of stock consisting of 20,000,000 shares of preferred stock.
     (3) To consider and vote upon the proposal to approve the Venture Tech, Inc. 2000 Stock Incentive Plan.
     (4) To ratify the appointment of HJ & Associates, LLC (formerly know as Jones, Jensen & Company), as independent auditors for the Company for the fiscal year ending December 31, 2000; and
     (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     Only shareholders of record at the close of business on August 11, 2000 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

     All shareholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any shareholder attending the Meeting may revoke their proxy and vote their shares in person.

                              By Order of the Board of Directors,


                              G. Michael Cartmel
                              Vice President

North Vancouver, B.C.
August 18, 2000


                       Venture Tech, INC.
                     1055 West 14th Street
                           Suite 500
                 North Vancouver, B.C. V7P 3P2

                        PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS

  This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Venture Tech, Inc. (the "Company") to be held on Monday, September 25, 2000 at 10:00 a.m. local time at the Company's principal offices at 1055 West 14th Street, Suite 500, North Vancouver, B.C. V7P 3P2, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the shareholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see "General". This Proxy Statement is first being mailed to shareholders on or about
August 18, 2000, accompanied by the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999.

  Only shareholders of record at the close of business on August 11, 2000 are entitled to notice of and to vote at the Meeting. At the record date, there were 37,014,165 shares of the Company's Common Stock (the "Common Stock") outstanding and each share is entitled to one vote at the Meeting.

  Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

                 ITEM 1.  ELECTION OF DIRECTORS

  Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, directors are to be elected annually.
Presently, the number of directors in office is three.

  At the Meeting, three directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until their successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the three nominees named below, all of which are currently directors of the Company. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director. A majority of the votes cast is required to approve the election of each director.

  The following persons, all of which are incumbent directors are being nominated for election to the Company's Board of
Directors:

         Nominee for Election to the Office of Director at the 2000 Annual Meeting

                                          Director
Nominee                       Age          Since          Position
Kenneth F. Fitzpatrick         58           1995     President, and Director
Craig J. Bampton               45           1994     Vice President and Director
                                                       Chief Financial Officer
G. Michael Cartmel             61           1994     Vice President-Public
                                                       Relations and Director

         BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

     Kenneth F. Fitzpatrick. Mr. Fitzpatrick joined the Company in August 1995 as the President, Chief Executive Officer and Director. Mr. Fitzpatrick has over 30 years of experience in the investment business. For the past nine years, Mr. Fitzpatrick has owned and operated the VanSan Group of San Francisco, an investment banking and corporate financing firm doing business in the United States and Canada. For the past three years, Mr. Fitzpatrick has been a Vice President and provided executive level services to Turbodyne Technologies, Inc., a leading engineering company in the design and development of charging technology to enhance the performance of internal combustion engines. Turbodyne is a public company with annual sales of approximately $50 million in 1999. Mr. Fitzpatrick holds a B.S. degree in Business from Babson College in Wellsley, Massachusetts.

     Craig J. Bampton. Mr. Bampton became the Vice President and a director of the Company following the acquisition of Tessier Resources, Ltd. ("Tessier") in 1994. He became Chief Financial Officer on May 1, 2000, replacing William Baker. Mr. Bampton has been Vice President of Tessier and President of its wholly owned subsidiary, Pulverizer Systems, Inc., since 1991. In that capacity, Mr. Bampton supervised development of technology that resulted in patents being granted to Tessier for its ice removal apparatus. He also had oversight responsibility for construction of two prototype models of the apparatus. To date, Tessier has not realized any revenues. Mr. Bampton served as President and a director of PTC Group, Inc. a publicly traded corporation now known as Ocean Power Corporation, from 1996 to 1999. As President, he was instrumental in coordinating the merger with PTC Holdings, Inc., which is now known as Ocean Power corporation. Prior to joining Tessier, Mr. Bampton was employed from 1973 to 1991 by Burlington Northern Railways Manitoba Ltd., where he was an agent /office manager for the Manitoba, Canada region. Mr. Bampton attended Red River Community College. Mr. Bampton is the uncle of the Company's Secretary, Alyssa Bampton.

     G. Michael Cartmel. Mr. Cartmel became the Vice President of public relations and a director of the Company in April 1994. His duties include providing investor relations, support for general
operations and assisting in facility and corporate management.   He
was also a director of PTC Group, Inc., from 1996 to 1999.
Mr. Cartmel has been self-employed for several years as a consultant to the investment community providing investor and public relations services to publicly held companies. From 1991 to the present, Mr. Cartmel has been a principal of BMB Holdings, Ltd., a provider of investor relations and consulting services.
BMB has no other employees and has not had material revenues for the past five years. Mr. Cartmel holds a B.A. degree in economics and psychology from the University of British Columbia.

     The Board of Directors recommends that the shareholders vote
"FOR" the election of each nominee for director named above. If no specification in made in the proxy, the shares will be voted "FOR" the above nominees.

  INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. The Company has not compensated its directors for service on the Board of Directors or any committee thereof, but directors are reimbursed for expenses incurred for attendance at meetings of the Board and any committee and out-of-pocket expenses when engaged in business for the Company. Executive officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. The Executive Committee of the Board of Directors, to the extent permitted under Idaho law, exercises all of the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors.

     During the Company's last fiscal year ending December 31, 1999, there were 14 meetings of the Board of Directors. Attendance at the meetings averaged 100% in person, by phone or by proxy in 1999, and no member of the Board of Directors attended less than 75% or more of the aggregate number of meetings of the Board of Directors in person or by proxy and any Committee of which he is a member.

     The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by shareholders who submit a notice of nomination to the Company at least 60 days but not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. Such notice shall contain appropriate data with respect to the suggested candidate in order to make an informed decision as to the qualifications of the person.

Key Personnel

     Set forth below is certain information regarding certain key personnel who do not serve on the Board of Directors.

     William D. Baker, C.A. Mr. Baker joined the Company as a consultant in August 1999 and became Vice President and Chief Financial Officer on September 1, 1999. On May 1, 2000, Mr. Baker relinquished his position as Chief Financial Officer and became Chief Executive Officer. Mr. Baker has experience in finance and operations with early stage, high growth technology companies who serve international markets. He has been C.F.O./C.O.O. for a number of startups including Cardlink Worldwide, Inc. a private data networking company with operations in Brazil, PopMedia Ltd. a specialty media company in North America, and Bynamics Inc., a telecommunications manufacturer with international operations. His experience includes two years as Vice President for Bytec Management Corporation., a high technology venture capital firm and several years as Principal Consultant for Willabeth Capital Corp., a firm which specializes in business planning and early stage financing of high growth technology companies. Mr. Baker is a member of the Canadian Institute of Chartered Accountants and the Institute of Chartered Accountants of British Columbia and is a Commerce graduate from McGill University. Mr. Baker is the founder of Willabeth Capital Corporation, a private Canadian company that provides management consulting services to early-stage high growth potential businesses. His assignments have included high technology, telecommunications, manufacturing and publishing.
Since these firms were primarily early stage development entities, they generally did not have material revenues during his tenure with the firms. Mr. Baker provided Chief Financial Officer services to Cardlink Worldwide, Inc., a development stage company with capitalization of approximately $6 million (US), in 1998 and 1999. Mr. Baker also provided Chief Operating Officer services to Peaksoft Corporation, a publicly listed company trading on the Alberta Exchange and Nasdaq Stock Market, in 1996 and 1997. Sales for fiscal years 1996 and 1997 amounted to $784,000 (CND) and $1,340,000 (CND), respectively.

     Alyssa J. Bampton. Ms. Bampton has worked with the Company on a part-time basis since April 1994 performing various administrative duties. She acts as an executive assistant to management and Board members on an as-needed-basis. She is also responsible for production and coordination of investor materials and mailings. Additionally, Ms. Bampton oversees and provides corporate customer service to both the registered and prospective gaming clients to the Asia Casino website. From 1991 to 1993, she worked as an administrator at Eyetel Technologies, Inc. handling a variety of duties such as customer service, public relations, advertising and product promotion for the video teleconferencing technology being developed and sold for that company. Ms. Bampton attended Capilano College for two years. Ms. Bampton is the niece of the Company's Vice President, Craig J. Bampton.

     Arthur Rosenberg. Mr. Rosenberg joined the Company in February 1996 as its Chief Operating Officer and Chief Financial Officer. Pursuant to a consolidation of the Company's operations in Vancouver, BC, Mr. Rosenberg resigned on September 30, 1999 and has agreed to provide consulting and advisory services to the Company on a mutually agreeable basis. Mr. Rosenberg has been a high-profile individual in the on-line gaming industry and has served on the board of directors of the Interactive Gaming Council, the trade association for the industry. Mr. Rosenberg has also been invited to provide testimony on behalf of the industry at United States government hearings, such as the National Gambling
Impact Study Commission.   Since 1992, Mr. Rosenberg has been an
independent corporate consultant offering his clients advice on financial, strategic, investment and operational matters. From 1992 to 1996, Mr. Rosenberg was the Chief Operating Officer and Chief Financial Officer of LottoFone Incorporated, a company located in Alexandria, Virginia seeking to provide telephone based wagering capabilities to state and international lotteries.
Mr. Rosenberg is a graduate of Northeastern University with a B.A. degree in chemistry and also earned a M.B.A. in management from Boston College. Mr. Rosenberg was directly involved in forming the on-line gaming industry association (Interactive Gaming Council) and has served on its board of directors.

     Victor W.Y. Jung.   Mr. Jung joined the Company  in October
1996 as a consultant providing technology management and guidance as Vice President of Technology. Currently, he is the principal consultant for Silk Road Communications, Inc., a company specializing in Internet solution architecture. Mr. Jung brings twelve (12) years of commercial software development experience to the Company. In 1990, Mr. Jung was the founder of the engineering group at EyeTel Communications Inc. that developed the award-winning DeskTop Communicator video conferencing product. Mr. Jung was instrumental in the overall system architecture and user interface design efforts at EyeTel until 1996. From 1988 to 1990, Mr. Jung was the software manager for MTI. He headed a software team in the development of a revolutionary PC-based diagnostic system to help engine diagnosticians service modern engine systems in modern low emission vehicles. He was also responsible for coordinating and managing the software division of McCarney and was responsible for the design, implementation and testing of the diagnostic systems for new vehicles such as GM, Chrysler and Ford. Mr. Jung received his Bachelor's Degree in Computing from Simon Fraser University.

                      Executive compensation

     The Company does not have a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. As of December 31, 1999, no employee of the Company has earned in excess of $100,000 per annum.

     The following table sets forth all cash compensation paid by the Company for services rendered to the Company for the fiscal years ended December 31, 1999, 1998 and 1997 to the Company's Chief Executive Officer and former Chief Operating Officer. No executive officer of the Company has earned a salary greater than $100,000 annually for the period depicted.

                    Summary Compensation Table
                                                          Other        All
                                                         Annual       Other
Name and                                                 Compen-     Compen-
Principal Position      Year        Salary      Bonus     sation      sation
Kenneth Fitzpatrick,    1999      $     -0-     $  -0-   $   -0-     $   -0-
President, C.E.O.       1998            -0-        -0-       -0-         -0-
                        1997            -0-        -0-       -0-         -0-
Arthur Rosenberg(1),    1999         60,500        -0-     2,700      27,250
C.O.O. and C.F.O        1998         72,000        -0-     4,059         -0-
                        1997         78,000        -0-     5,437         -0-
William D. Baker(2),    1999         27,280        -0-       -0-         -0-
C.E.O.
_______________
     (1) On October 1, 1999, the board of directors granted a severance payment to Mr. Rosenberg of $25,000 payable in four installments beginning in November 1999 and ending
          February 2000. The payments are contingent on sufficient capital resources being available to the Company so as not to impact the Company's ongoing operations.
     (2) Mr. Baker's compensation in 1999 was earned while acting in the capacity of the Company's Chief Financial Officer.
          He became the Company's C.E.O. on May 1, 2000.

     The preceding table does not include any amounts for noncash compensation, including personal benefits, paid to the Company's C.E.O. or C.O.O. The Company believes that the value of such noncash benefits and compensation paid to Messrs. Fitzpatrick and Rosenberg during the periods presented did not exceed the lesser of $50,000 or 10% 0f the cash compensation reported for them.

     The following table includes those stock purchase warrants (options) issued by the Company to its C.E.O., C.F.O., C.O.O. and directors during the last fiscal year. For purposes of calculating the percent of the total options granted to employees, the aggregate number issued to all officers, directors and employees is used.

              Option/SAR Grants in Last Fiscal Year

                         Number of  Percent of total
                         securities  options/SARs
                         underlying   granted to
Name and                options/SARs employees in Exercise or base  Expiration
Principal Position       granted(#)  fiscal year    price ($/Sh.)     date
Kenneth Fitzpatrick,        50,000        2.8%         $  .44       01-27-02
  President, C.E.O.         75,000        4.2%         $  .47       06-30-02
Arthur Rosenberg,          150,000        8.4%         $  .47       06-30-02
  C.O.O.
William Baker,             360,000       20.2%         $  .28         (1)
 C.F.O. and C.E.O
______________
     (1) Pursuant to an employment letter dated August 31, 1999 and board of director's resolution, Mr. Baker was granted
          360,000 four-year term warrants exercisable on an installment basis (45,000 warrants per quarter beginning on December 1, 1999 and ending on September 1, 2001) contingent on his continued employment with the Company.
          His compensation for 1999 was earned while acting in the capacity of the Company's Chief Financial Officer. He became the Company's C.E.O. on May 1, 2000.

Employment Agreements

     As of the date thereof, the Company has not entered into any employment contracts with any of its employees, officers or directors, nor has the Company had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. Mr. William Baker's (C.F.O.) employment offer letter from the Company specifies a thirty day notice of termination and provides for the exercise of warrants (see table above) on an earned basis. Mr. Rosenberg (C.O.O.) was granted a severance payment of $25,000 to be paid in installments commencing in November 1999 and ending in February 2000, contingent on adequate resources being available to the Company.


Related Transactions

     There have been no transactions between the Company and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of the Company's outstanding shares, nor any member of the above referenced individuals' immediate family, except as set forth below.

     During 1999 and 1998, the Company granted warrants to certain officers and directors. The warrants were issued in consideration for services rendered, or expected to be rendered, to the Company. No compensation expense has been recorded as the option price exceeded the fair market value of the shares when the options were issued.

     During 1999 and through June 30, 2000, the Company paid $12,000 per month to Barry G. Bampton for certain advisory and financial services rendered to the Company. Mr. Bampton's services involved assisting the Company in financing activities and in public and investor relations. He has been instrumental in raising substantial funds for the Company's operations and securing important technological and business contractual relationships.
Mr. Bampton is the beneficial owner of Enterprise Capital that has provided funding to the Company for more than five years. He is the brother of Craig J. Bampton, Vice President and a director of the Company, and the father of Alyssa J. Bampton, Secretary of the Company.

     The Company occupies facilities in Vancouver, B.C. that are leased from Pulverizer Systems, Inc. ("Pulverizer"), a subsidiary of Tessier. Pulverizer, a former subsidiary of the Company, also provides certain bookkeeping and accounting services to the Company on a contract basis. Craig J. Bampton, a Vice President and director of the Company, is also Vice President of Tessier and President of Pulverizer.

     It is the Company's policy that any future material transactions between it and members of its management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

     Each of the Company's officers and directors is required to file a Form 5, Annual Statement of Changes in Beneficial Ownership, on or before the 45th day after the end of the fiscal year. These reports have not been filed on a timely basis and will be submitted to the Securities and Exchange Commission.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, to the best of the Company's knowledge, as of December 31, 1999 with respect to each person known by the Company to own beneficially more than 5% of the outstanding common stock, each director and all directors and officers as a group.

 Name and Address                   Amount and Nature of        Percent
of Beneficial Owner                 Beneficial Ownership       of Class(1)
William D. Baker*                        360,000(2)               1.0%
  1055 West 14th Street
  Suite 500
  North Vancouver,
  B.C. 7P 3P2
Alyssa J. Bampton*                     1,290,900(3)               3.5%
  441 New Lance Place
  West Vancouver, BC,
  Canada V7P 1W4
Barry G. Bampton                       1,165,800                  3.1%
  5295 Gulf Place
  West Vancouver, BC,
  Canada V7W 2V9
Craig J. Bampton*                      1,327,000(4)               3.6%
  65 Fletcher Crescent
  Winnepeg, Manitoba,
  Canada R3T 0K9
G. Michael Cartmel*                      735,000(5)               2.0%
  302-2170 West Third Ave.
  Vancouver, BC,
  Canada V6K 1L1
Cybertech Investments Ltd.             3,000,000                  8.1%
  Brian Longpre
  East Bay Centre #b-66
  Nassau, Bahamas
Kenneth F. Fitzpatrick*                  784,000(6)               2.1%
  709 Park Lane
  Santa Barbara, CA.  93108
Victor W.Y. Jung*                        175,000(7)                .5%
  c/o 1055 West 14th Street
  Suite 500
  North Vancouver,
  B.C. 7P 3P2
Manasia Development Ltd.               2,249,700                  6.1%
  David Tang
  701 United Chinese Bank Bldg.
  Des Voeux Road,
  Central Hong Kong
Texco Investments                      2,272,859                  6.1%
  Robert Wang
  No. 2, Jalan37
  Taman Desa Jaya
  Kepong, 52100 Kuala Lumpur
  Malaysia
VanAus Investments Ltd.                  438,000                  1.2%
  Barry G. Bampton
  5295 Gulf Place
  West Vancouver, BC,
  Canada V7W 2V9
All directors and executive
  officers as a group                  4,510,700(8)              11.9%
__________________
      *   Director and/or executive officer
          Note:     Unless otherwise indicated in the footnotes below, the
          Company has been advised that each person above has sole voting power over the shares indicated above.

     (1) Based upon 37,014,165 shares of common stock outstanding on December 31, 1999, but does not take into consideration stock options owned by certain officers, directors and/or principal shareholders entitling the holders to purchase an aggregate of 1,040,000 shares of common stock and which are currently exercisable. Therefore, for purposes of the table above, 38,054,165 shares of common stock are deemed to be issued and outstanding in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of December 15, 1999 and assumes the exercise of stock options held by such person (but not by anyone else) and exercisable within sixty days.
     (2) Includes 360,000 shares which may be acquired by Mr. Baker pursuant to the exercise of warrants and/or stock options exercisable on a quarterly basis from December 1, 1999 through September 1, 2001.
     (3) Includes 90,000 shares which may be acquired by Ms. Bampton pursuant to the exercise of warrants and/or stock options exercisable at various prices and expiring during the period December 29, 2001 through June 30, 2002.
     (4) Includes 130,000 shares which may be acquired by Mr. Bampton pursuant to the exercise of warrants and/or stock options exercisable at various prices and expiring during the period December 29, 2001 through June 30, 2002.
     (5) Includes 135,000 shares which may be acquired by Mr. Cartmel pursuant to the exercise of warrants and/or stock options exercisable at various prices and expiring during the period December 29, 2001 through June 30, 2002.
     (6) Includes 150,000 shares which may be acquired by Mr. Fitzpatrick pursuant to the exercise of warrants and/or stock options exercisable at various prices and expiring during the period December 29, 2001 through June 30, 2002.
     (7) Includes 175,000 shares which may be acquired by Mr. Jung pursuant to the exercise of warrants and/or stock options exercisable at various prices and expiring during the period December 29, 2001 through January 27, 2002.
     (8) Includes 1,040,000 shares which may be acquired by the Company's directors or executive officers pursuant to the exercise of warrants and/or stock options exercisable at various prices and expiring during the period December 29, 2001 through June 30, 2002.

                ITEM 2.  CHANGE OF CAPITALIZATION

     The Board of Directors has unanimously approved the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized capitalization by adding a new class of stock consisting of 20,000,000 shares of preferred stock. Shares of the Company's proposed preferred stock will be issuable in various series with terms, rights, voting privileges and preferences to be determined at the discretion of the Board at the time of issuance. All fully paid stock of the Company shall not be liable to call or assessment. Additionally, neither the Company's By-Laws nor Articles of Incorporation provide for cumulative voting in the election of directors.

     Adopting the proposed amendment and adding a class of preferred stock will enhance the Company's flexibility in possible future acquisitions and financing transactions. The preferred stock will be available for issuance from time to time in the discretion of the Board, normally without further shareholder action except as may be required for a particular transaction, by applicable law or requirements of regulatory agencies. Thus, the Board will be empowered to issue preferred shares without prior notice to shareholders or their approval. Such shares will have voting rights, dividend rates, liquidation preferences, redemption provisions, conversion or exchange rights and other rights preferences, privileges and restrictions determined solely by the Board. In addition, such preferred stock could have other rights including economic rights senior to the Company's common stock, so that the issuance of such preferred stock could adversely affect the market value of the common stock. If the preferred shares are convertible into common stock, shareholders ownership interest in the Company may be significantly diluted. Also, if the preferred shares are issued with superior voting rights, shareholders could see their voting power significantly diminished.

     The Board believes that having the ability to issue preferred shares without further shareholder action will save the expense and delay of holding a shareholders' meeting. Such a delay might deny the Company necessary flexibility in making an acquisition or securing financing. There can be no assurance that any such suitable, potential transaction will be identified or that any such transaction will be completed. Certain actions by the Company involving issuance of either common or preferred shares, require shareholder approval. These actions include, but are not limited to, a merger with another entity and a business consolidation whereby the Company is acquired. As of the date of this proxy statement, no definitive agreement has been entered into which would result in the issuance of any of the new shares of preferred stock that would be authorized by the proposed amendment.

     In the event of a future unsolicited attempt to acquire the Company, the Board could attempt to block such action by the issuance of large blocks of common stock and/or the issuance of preferred stock with super voting rights or conversion rights. These shares could be issued to persons or entities considered by the Board to be "friendly" and opposed to such acquisition, which might be deemed to have an anti-takeover effect which might impede the completion of a merger, tender offer or other takeover attempt. In reality, the mere existence of a larger block of unissued common and/or preferred shares and the Board's ability to issue such shares without shareholder approval, might deter a bidder from seeking to acquire the Company's shares on an "unfriendly" basis.

     The existence of anti-takeover provisions may delay, defer or prevent a tender offer or takeover attempt that a shareholder might consider in their best interest. This includes attempts that might result in a premium over the market price for the shares held by shareholders. Although the authorization of the new class of preferred stock might have such effect, the Board does not intend or view the proposed authorization of preferred shares as an anti-takeover measure. Further, the Company is not aware of any current efforts by any person or entity to take control of the Company. Presently, the Board does not contemplate implementing new measures having anti-takeover effects in the foreseeable futures. Also, there are no provisions in the Company's Articles of Incorporation, By-Laws, or agreements to which it is a party that would have material anti-takeover effects.

     The amendment will not be effective until approved by the shareholders of the Company. The affirmative vote of the shares represented at the meeting and entitled to vote is required for approval of the amendment.

     The Board recommends that shareholders vote "FOR" the proposal to change the authorized capitalization of the Company.
If no specification is made in the proxy, the shares will be voted for the "FOR" approval.

ITEM 3.  RATIFICATION OF VENTURE TECH, INC. 2000 STOCK INCENTIVE PLAN

     On July 3, 2000, the Board of Directors adopted the Venture Tech, Inc. 2000 Stock Incentive Plan (the "Plan") to provide for the grant of equity based, long-term incentives to attract and retain key employees, officers, directors and others who provide personal services of substantial benefit or value to the Company.
A copy of the Plan is annexed hereto as Attachment 1. Under the Plan, the maximum number of shares of Common Stock represented by grants of options is 3,000,000 shares. The number of shares is subject to adjustment on account of stock splits, stock dividends and other dilutive changes in the Common Stock. It is intended that under the Plan, the Company may grant qualified and nonqualified stock options and restricted securities. Upon exercise of the options, the option holders must pay to the Company the full exercise price as established by the Plan in order to acquire their shares.

Participation

     The intent of the Plan is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified key personnel. Accordingly, the Plan is limited to the Company's employees, executive officers, directors and consultants. The number of employees, officers and directors currently potentially eligible to participate in the Plan is approximately five.

Principal Features of the Plan

     The Plan permits the Company to grant stock options and common stock. Its purpose is to promote the Company's interests and the interests of the shareholders by motivating key employees to work towards achieving the Company's long-range goals and by attracting and retaining exceptional employees, directors and consultants. By motivating these persons to share in the Company's long-term growth, their interests are more closely aligned with those of the shareholders.

     Administration

     The Plan shall be administered by the Board of Directors or a committee appointed by the Board. The Company intends that the Plan conforms in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. A committee administering the Plan must be structured at all times so that it satisfies the "disinterested administration" requirement of Rule 16b-3. To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provision.

     Duties of Board of Directors

     In accordance with the provisions of the Plan, the Board, by resolution, shall (i) select those eligible persons to whom Restricted Stock or Options shall be granted ("Optionees");
(ii) determine the time or times at which each Option shall be granted, whether an Option is an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQO") and the number of shares to be subject to each Option; and (iii) fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period.

     The Board shall determine the form of option agreement to evidence the terms and conditions of each Option. The Board, from time to time, may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Board shall keep minutes of its meetings and records of its actions. A majority of the members of the Board shall constitute a quorum for the transaction of any business by the Board. The Board may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Board members without a meeting.

     The Board shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Board shall be final and conclusive and binding.

     Stock Options

     A stock option award grants to the optionee the right to buy a specified number of shares of the Company's Common Stock at a fixed price, subject to such terms and conditions as the Board may determine.

     Exercise Price

     The exercise price of all options is determined by the Board at the time of grant, but the exercise price of any stock option may not be less than 100% of the fair market value of the underlying stock on the date of the grant. The market price of the Company's Common Stock on August 8, 2000 was $0.14 per share.

     Payment

     Each option may be exercised in whole, at any time, or in part, from time to time, within the period for exercise set forth in the related option agreement. Optionees are not required to pay cash in return for the grant of an option (except as may be required by law). However, consideration equal to the exercise price must be paid to exercise an option. At the discretion of the Board, options may be exercised by payment of the exercise price either in cash or by tendering of shares of the Company's Common Stock having a fair market value equal to the exercise price, or a combination thereof.

     Transferability

     An option shall be exercisable only by the optionee, or in the event of death, by the optionee's guardian(s), conservator(s), or other legal representative(s), during the optionee's lifetime. No option may be transferred by the optionee, either voluntarily or involuntarily, except by will of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Plan.

     Restricted Stock

     Shares of the Company's common stock may be granted from time to time by the Board to participants under the Plan and pursuant to terms and conditions to be established by the Board. Shares of common stock issued under the Plan shall be deemed restricted securities as that term is defined under the Securities Act of 1933, as amended, until vested. Accordingly, no shares issued as Restricted Stock Awards may be sold, assigned, transferred, pledged, hypothecated, or encumbered either voluntarily or involuntarily, until vesting has occurred in accordance with the terms established by the Board.

     Limitations

     Under the Plan, the maximum number of shares that may be granted is 3,000,000 shares. No option shall be exercisable before six months after the date of grant of such option.

     Vesting and Expiration

     The Board has the authority to determine the vesting and expiration of the stock option grants and vesting of Restricted Stock Awards. However, in the event of a participant's death, all unexercised options may be exercised by the optionee's legal guardian(s),conservator(s), or other legal representative(s) within twelve months after the optionee's death or before the expiration of the option, whichever shall first occur. In the event of a termination or employment, except for events set forth in the Plan, all exercisable options shall terminate.

     Change of Control

     In the event of a reorganization or change in control of the Company such as a merger, consolidation, share exchange or other business combination, the Board has the authority to accelerate the exercisability of any unexercised options, subject to any terms and conditions provided by the reorganization.

     Amendment

     The Board of Directors may amend, alter or terminate the Plan at any time. The Company must obtain shareholder approval for any change that would (i) require such approval under any regulatory or tax requirement, (ii) materially impair any option previously granted, (iii) materially increase the number of shares subject to the plan, (iv) materially increase the benefits accruing to optionees under the plan, or (v) materially modify the requirements as to eligibility to participate in the Plan or the method for determining the option exercise price.

Tax Consequences

     The Federal income tax consequences of an employee's participation in the Plan are complex and subject to change. The following is only a summary of the general rules applicable to the Plan. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the Plan. Participants should consult their own tax advisors as a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     When an optionee exercises a non-qualified option, the excess of the fair market value of the shares on the date of exercise over the option price will be treated as ordinary income to the optionee and will be allowed as a deduction for Federal income tax purposes to the Company.

     When an optionee exercises an incentive stock option while employed by the Company or within three months (one year for disability) after termination of employment, no ordinary income will be recognized by the optionee at that time. The excess, if any, of the fair market value of the shares acquired over the option price will be an adjustment to taxable income for purposes of the Federally alternative minimum tax. If the shares acquired upon exercise are not disposed of prior to the expiation of one year after the date of transfer and two years after the date of grant of the option, the excess, if any, of the sales proceeds over the aggregate option price of such shares will be long-term capital gain, but the Company will not be entitled to any tax deduction with respect to such gain. If the shares are disposed of prior to the expiration of such periods, the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if such had been realized, would have been recognized) will be ordinary income at the time of such disposition and the Company will be entitled to a Federal tax deduction in a like amount. If an incentive stock option is exercised by the optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described for the non-qualified stock options.

     Special rule may apply if an optionee pays the exercise price for an option in share previously owned by the optionee rather than in cash. The Company's deductions described above may also be subject to the limitations of Section 162(m) of the Internal
Revenue Code.

Benefits to Directors and Executive Officers

     Awards under the Plan are made at the Board's discretion.
Accordingly, future awards under the Plan particularly to directors and executive officers, are not determinable at this time.

     The affirmative vote of a majority of the votes cast is required to approve the adoption of the Plan.

     The Board of Directors recommends that the shareholders vote
"FOR" ratification of the adoption of the Venture Tech, Inc. 2000
Stock Incentive Plan. If no specification is made in the proxy, the shares will be voted for the "FOR" approval.

   ITEM 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the shareholders at the Meeting, the Board of Directors has appointed HJ & Associates, LLC, formerly known as Jones, Jensen & Company, ("HJA") as independent auditors for the fiscal year ending December 31, 2000 and until their successors are selected. HJA has served as auditors of the consolidated financial statements of the Company since the fiscal year ended December 31, 1994. A representative of HJA will not be present at the Meeting.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of HJ & Associates, LLC as independent public accountants.

     The Board of Directors recommends that the shareholders vote "FOR" ratification of the selection of HJ & Associates, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2000. If no specification is made in the proxy, the shares will be voted for the "FOR" approval.

                         OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the person named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

                 ANNUAL REPORTS TO SHAREHOLDERS

     The Company's Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1999, is being delivered to shareholders together with this proxy statement.

                     SHAREHOLDERS PROPOSAL

     It is anticipated that the Company's fiscal 2000 Annual
Meeting of Shareholders will be held on or about June 25, 2001.
Shareholders who intend to present proposals at such Annual Meeting must submit their proposals to the Secretary of the Company on or before February 25, 2001.

                            GENERAL

     The costs of soliciting proxies for the slate recommended by the Board of Directors will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.


     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a proxy unless the shareholder votes their shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Alyssa Bampton, at Venture Tech, Inc., 1055 West 14th Street, Suite 500, North Vancouver, B.C. V7P 3P2.

     All shares represented at the Meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked "Abstain" as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each proxy will be voted FOR the matter to be voted upon.

     Please complete, date, sign and return the accompanying proxy promptly.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WE URGE
YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO
MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

                     FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB, including any financial statements and schedules and exhibits thereto, is attached as part of this Proxy Statement.

                              By Order of the Board of Directors



                              G. Michael Cartmel
                              Vice President

North Vancouver, B.C.
August 18, 2000


                       VENTURE TECH, INC.
1055 West 14th Street, Suite 500, North Vancouver, B.C. V7P 3P2

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             PROXY

     The undersigned hereby constitutes and appoints G. Michael Cartmel, Vice President of Venture Tech, Inc., with power of substitution, the proxies of the undersigned to attend the annual meeting of the shareholders of Venture Tech, Inc. on September 25, 2000, and any adjournment thereof, and to vote the stock of the corporation standing in the name of the undersigned.

1.   To elect 4 directors:

     FOR (    )                         WITHHOLD AUTHORITY (     )
     all nominees listed below          to vote for all nominees
     (except as marked to the           listed below
     contrary below)

     Instructions:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

              Kenneth F. Fitzpatrick        G. Michael Cartmel
              Craig J. Bampton

     2. Proposal to amend the Articles of Incorporation to increase the Company's authorized capitalization by adding a new class of stock consisting of 20,000,000 shares of preferred stock.
          [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

     3. Proposal to approve the adoption of the Venture Tech, Inc. 2000 Stock Incentive Plan.
          [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

     4. Proposal to Ratify the appointment of HJ & Associates, LLC (formerly known as Jones, Jensen & Company) as the independent auditors for Venture Tech, Inc. for the fiscal year ending December 31, 2000.

          [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

     5. On any and all other matters that may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.


     ______________________________     ______________________________
     Print Name                         Signature of Shareholder

     ______________________________     ______________________________
     Number of Shares                   Signature if Held Jointly

                                        ______________________________
                                        Date

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                                     ATTACHMENT 1
                       VENTURE TECH, INC.

                   2000 STOCK INCENTIVE PLAN

1. PURPOSE. The purpose of the 2000 Stock Incentive Plan (the "Plan") is to advance, the interests of Venture Tech, Inc. an Idaho corporation (the "Company"),and its shareholders by awarding equity based, long-term incentives which will enable the Company to attract and retain key employees, officers, and directors, who are and will be largely responsible for the future growth and success of the Company and to compensate others who provide personal services of substantial benefit or value to the Company. It is intended that this purpose will be effected through the granting of Options and Restricted Stock (as defined herein) in accordance with the terms of the Plan.

2. DEFINITIONS. In addition to other capitalized terms which are defined in the Plan, the following terms shall have the following definitions:

2.1 "Board" - the Board of Directors of the Company.

2.2 "Officer" - the Chief Executive Officer, President or a Vice-
President of the Company.

2.3 "Change of Control"- (a) an acquisition of the Company by means of a merger or consolidation of the Company with or into another corporation or a purchase of substantially all of the Company's assets, following which a majority of the Board of Directors of the successor or acquiring corporation is not comprised of individuals who constituted a majority of the Company's Board immediately prior to the merger, consolidation or purchase of assets, or(b) a change in the composition of a majority of the members of the Company's Board effected by the vote of a person who has acquired a number of voting securities of the Company sufficient to elect a majority of the Board as used in this definition, the term "person" shall include two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the voting securities of the Company.

2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.5 "Common Stock" - the Company's $0.001 par value Common Stock.

2.6 "Consultant" shall mean a consultant, independent contractor or other pawn or entity who or which has been engaged to provide advisory, professional or other personal services to the Company or a Subsidiary pursuant to a written agreement approved by the Board.

2.7 "Date of Grant" shall mean the date on which the Board grants an Option or awards Restricted Stock under the Plan.

2.8 "Disability" shall mean the inability, as determined by the Board based on advice of a licensed physician, of a Participant to engage in any substantial gainful employment by reason of any medically determinable physical or mental impairment which can reasonably be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.9 "Employee" shall mean an employee of the Company or any Subsidiary.

2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934.

2.11 "Fair Market Value" shall mean the fair market value of a share of Common Stock, determined as follows: (a) if the Common Stock is traded on a stock exchange or in the NASDAQ National Market System ("NASDAQ/NMS"), the fair market value of a share on a particular date shall be the quoted selling price per share of Common Stock on such exchange or NASDAQ/NMS on that date; (b) if Common Stock is otherwise traded in the over-the-counter market, the fair market value of a share of Common Stock on a particular date shall be the mean between the closing bid and asked quotations per share of the Common Stock on that date; or (c) if Common Stock is not traded on a stock exchange, NASDAQ/NMS or in the over-the-counter market or, if traded, there are no transactions on that date, the fair market value shall be determined in good faith by the Board by applying the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations (relating to the valuation of stocks and bonds for purposes of Code
Section 2031).

2.12 "Grant Amount" - the number of shares of Restricted Stock granted to a Participant under the Plan at the time such Restricted Stock is first issued by the Company.

2.13 "Incentive Stock Option" shall mean an Option which is intended to qualify as an "incentive stock option" within the meaning of Code
Section 422, and any questions which may arise hereunder regarding such Incentive Stock Options should be answered consistent with such intention so as to qualify pursuant to Code Section 422.

2.14 "Nonqualified Stock Option" shall mean an option which is not intended to qualify as an Incentive Stock Option.

2.15 "Option" shall mean an option to purchase shares of Common Stock granted under the Plan, which may be either an Incentive Stock Option or a Nonqualified Option.

2.16 "Option Amount" shall mean the number of shares subject to an Option granted to an Optionee under the Plan.

2.17 "Option Price" shall mean the purchase price per share of Common Stock as determined in accordance with the provisions of Section 10 hereof.

2.18 "Participant" shall mean an officer, director, Employee or Consultant of the Company or a Subsidiary to whom an Option or Restricted Stock is granted under this Plan.

2.19 "Performance Objectives" shall mean the performance objectives for each grant of Restricted Stock under the Plan that must be achieved in order for some or all of such Restricted Stock to become Vested, as determined by the Board at or before the Date of Grant. Such performance objectives may be expressed in terms of (a) the lapse of time during which a Participant remains employed by, or in the service of the Company, (b) any quantifiable, financial, technical, economic or operational performance criteria for the Company, any Subsidiary or any business unit, division or function within the Company or any Subsidiary, including, but not limited to, cash flow, earnings per share, capital formation, expenses, gross or net margin, increase in stock price, inventory turnover, market share, net income (before or after taxes), net operating income, personal management objectives, return on assets, return on equity, return on investment return on sales, revenue and total stockholder return, or (c) any combination of some or all of the foregoing.

2.20 "Reorganization" shall mean a sale or transfer of all or substantially all the Company's assets, a merger, reorganization, or consolidation of the Company with another corporation in which the Company is not the surviving corporation, or liquidation or dissolution of the Company.

2.21 "Restricted Stock" shall mean shares of Common Stock granted through any Restricted Stock Award under the Plan which remain outstanding and as to which Restrictions have not expired or otherwise been removed in accordance with the terms of this Plan.

2.22 "Restricted Stock Award" or "Award" shall mean any grant of Restricted Stock made to a Participant under the Plan.

2.23 "Restrictions" shall mean the restrictions imposed on the sale, transfer, assignment or other disposition of Common Stock as set forth in Section 7 hereof.

2.24 "Retirement" shall mean a Participant's voluntary termination of employment by delivery of formal written notice thereof to the Company at any time after he or she has reached sixty (60) years of age and shall have accrued fifteen (15) years of service as an employee of the Company (including its present or former Subsidiaries).

2.25 "Subsidiary" shall mean any corporation of which not less than fifty-one percent (51%) of the shares of the voting stock (representing the right, other than as affected by events of default, to vote for the election of directors or other managing authority) are now, or hereafter during the term of this Plan, owned or controlled directly or indirectly by the Company.

2.26 "Termination for Cause" shall mean any involuntary termination of a Participant's employment by the Company or any Subsidiary if the termination is a result of or in connection with such Participant's (a) engaging in any business that is competitive with that of the Company while an Employee, (b)committing any material act of dishonesty, including but not necessarily limited to theft or embezzlement of funds or property of the Company, or perpetrating a fraud on or affecting the Company, (c) engaging in any gross negligence or willful misconduct with respect to his or her duties and responsibilities as an Employee or acts in any other way that has a direct, substantial and adverse effect on the Company's reputation, including but not necessarily limited to willful or grossly negligent disregard for the Company's obligation to comply with laws, regulations and the like applicable to the Company, its properties, assets or business, or (d) conviction of a felony.

2.27 "Vesting" or "Vested" shall mean the removal of Restrictions as to any Restricted Stock awarded under the Plan.

2.28 "Vesting Date" shall mean the date on which Vesting shall be determined as set by the Board.

3. SHARES SUBJECT TO THE PLAN.

3.1 The shares reserved for issuance as Restricted Stock and as shares which may be issued pursuant to Options under the Plan shall not exceed 3,000,000 shares of Common Stock, subject to adjustment by the Board or as provided in Section 3.2 hereof

3.2 In the event of changes in the outstanding shares of Common Stock by reason of stock dividends, recapitalization, split-ups, combination, merger (including reincorporation effected by means of a merger), reclassification, or exchange, of shares, and the like, appropriate adjustments shall be made by the Board in the number and kind of Options and Restricted Stock which may be issued, including adjustments of the limitations set forth in Section 3.1 on the maximum number of and kind of shares which may be issued as Options or Restricted Stock.

3.3 Any shares of Restricted Stock forfeited to the Company pursuant to the terms of this Plan may, subsequently, be reissued as Restricted Stock hereunder.

3.4 Any shares of Option Stock forfeited to the Company pursuant to the terms of this Plan may, subsequently, be reissued as Option Stock hereunder.

4. EFFECTIVE DATE. The Plan has been adopted by the Board as of July 3, 2000 ( the "Effective Date").

5. ADMINISTRATION. Grants of Options and Restricted Stock Awards and other determinations under the Plan shall be made by the Board.

6.   ISSUANCE OF RESTRICTED STOCK, DETERMINATION OF PERFORMANCE
OBJECTIVES AND ACHIEVEMENT OF PERFORMANCE OBJECTIVES.

6.1 The Board may, from time to time:

A. determine the Participants, if any, to whom Restricted Stock Awards are to be issued, and the terms and provisions thereof including
Vesting;

B. establish the Grant Amount, if any, to be awarded to each such Participant and determine that the value to the Company of the past services of such Participant is at least equal to the aggregate par value of the Grant Amount;

C. establish Performance Objectives; and

D. determine whether and to what extent if any, the Performance
Objectives for any previously awarded Restricted Stock, if any, have been achieved and, on the basis of such determination, establish the portion, if any, of a Grant Amount that is to be Vested.

6.2 Performance Objectives may not be changed, altered or adjusted, provided, however, that the Board may make such charges as it deems appropriate to reflect the effects on the performance of the Company of an acquisition of a company or business, the divestiture of a subsidiary or division or other transactions or events outside the ordinary course of business which for financial reporting purposes are as determined in accordance with Generally Accepted Accounting Principles.

6.3 Upon a determination in accordance with Section 6.1 D hereof, that any Restricted Stock is to be Vested, the removal of such Restrictions shall be effective with respect to such Grant Amount, or portion thereof, as of the Vesting Date.

6.4 Participants to whom Restricted Stock Awards are made under the Plan shall not be required to make any monetary payment to the Company. However, all such Awards shall be subject to the Restrictions and all certificates representing Restricted Stock shall be issued with a restrictive legend, stamped, imprinted or otherwise inscribed thereon, referencing such Restrictions. All share certificates representing such Restricted Stock shall be registered in the name of the Participant to whom the Restricted Stock is issued and may in accordance with instructions established by the Board, be delivered to the Company's Secretary or such other person as the Company may appoint to retain physical custody until the Restrictions imposed thereon have expired or shall have been removed.

7. RESTRICTIONS. No shares issued as Restricted Stock Awards hereunder may be sold, assigned, transferred, pledged, hypothecated, or encumbered either voluntarily or involuntarily until the Vesting of the Restricted Stock in accordance with the terms of the Plan.

8. EXPIRATION AND REMOVAL OF RESTRICTIONS.

8.1 All Restrictions shall expire and terminate at such time and upon such conditions as determined by the Board as provided for herein. Any shares for which the Restrictions have not expired or been removed within ten (10) years from the date of Grant, shall be subject to call by the Board. In such case at any time after said ten (10) year period and at which time said shares have not vested, upon thirty (30) days written notice to the Participant the shares shall be returned to the Company and the Participant shall have no further rights in connection therewith.

8.2 If a Participant's employment is terminated voluntarily or involuntarily (except for death, Disability, Retirement, the events referred to in Sections 8.3 through 8.5 hereof, or in connection with a Reorganization in which the Participant becomes employed by a successor corporation or business entity) ll Restricted Stock held by him shall immediately and automatically be forfeited to the Company and Participant shall thereupon have no further right, title or interest in such Restricted Stock; provided, however, that any Restricted Stock that has Vested shall not be forfeited.

8.3 If a Participants employment with the Company is terminated as a result of death or Disability, all Restricted Stock shall be Vested as of the date of death or, in the case of Disability, as of the date of the determination of such Disability by the Board.

8.4 In the case of termination of employment for Retirement a pro rata portion of the shares of Restricted Stock held by the retiring Participant, less the number of shares which have previously Vested, will be Vested immediately, calculated on the basis of a five year vesting schedule beginning on the Date of Grant and ending on the effective date of such Retirement. For example, if a Participant retires two years after the Date of Grant, Restricted Stock would Vest as to forty percent (40%) of the Grant Amount, and all remaining shares of Restricted Stock held by the Participant would be returned to the Company and the Participant would have no further rights in connection therewith.

8.5 If within twelve (12) months following a Change in Control there should occur, without a Participant's consent, a material lessening of his or her duties and responsibilities as an executive or key management employee of the Company or a material reduction in his or her base salary from the rate in effect as of the Date of Grant and, if, within ninety (90) days following such material lessening of duties or responsibilities or a material reduction in his or her base salary, the Participant shall, by providing written notice to the Company, voluntarily terminate, his or her employment relationship with the Company, all Restricted Stock held by such Participant shall become Vested.

8.6 In the event of a Reorganization, the Board, in its sole discretion may Vest all or any part of the issued and outstanding Restricted Stock prior to or contemporaneously with the effective date of such Reorganization. In the event of any Reorganization in which holders of Restricted Stock receive securities (herein "Exchange Securities") another corporation or business entity in respect of Restricted Stock held by them, such Exchange Securities shall be subject to the Restrictions and to removal or expiration thereof in accordance with the terms of this Plan if the Board, for any reason, elects not to accelerate the removal of Restrictions prior to or contemporaneously with the effective date of the Reorganization.

8.7 Upon Vesting of Restricted Stock in accordance with the terms of the Plan, all Restrictions imposed by Section 7 hereof shall be deemed removed and terminated with respect to the applicable Restricted Stock grants and the Company shall issue such instructions to the Transfer Agent or Registrar and take such other actions as may be appropriate in order to cause the removal, cancellation or rescission of all legends, stamps or other inscriptions referencing the restrictions on share certificates representing Restricted Stock which have Vested.

9. RIGHTS AS STOCKHOLDERS. Upon the issuance of the shares of Restricted Stock pursuant to Section 6.5, the Participant shall, subject to the Restrictions, have all the rights of a stockholder with respect to said shares, including the right to vote the shares and to receive: all dividends and other distributions paid or made with respect to the shares.

10. TERMS AND CONDITIONS OF OPTIONS.

10.1 ELIGIBILITY. Options may be granted to employees, executives, officers, directors, consultants or advisory board members whose performance for or contribution to the Company is considered by the Board to have a significant effect on the success of the Company and to Consultants whose retention by the Company involves the performance of personal services that as determined by the Board, are of significant value or benefit to the Company. The adoption of this Plan shall not be deemed to give any Employee or other person any right to be awarded an Option. No Incentive Stock Option shall be granted under the Plan to a Consultant or anyone other than an employee of the Company or any Subsidiary.

10.2 OPTION GRANTS. All Options shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem necessary or appropriate.

A. The Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted and the Fair Market Value of the shares shall be determined as of the Date of Grant.

B . The exercise or purchase price, if any, for an Option shall be as follows:

(i) In the case of an Incentive Stock Option granted to a Participant the per share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Date of Grant.

(11) In the case of a Nonqualified Stock Option, the per share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Date of Grant unless otherwise determined by the Board.

C. The period during which each Option may be exercised shall be fixed by the Board.

D. Unless otherwise determined by the Board, Options granted pursuant to the Plan shall expire and cease to be exercisable upon the first to occur of anyone of the following: (i) the expiration of 10 years following the Date of Grant; (ii) 90 days following the date when a Participant ceases to be an Employee, except in the case of a Termination for Cause, Retirement, or a termination by reason of the Participant's death or Disability while an Employee; (iii) if the Participant dies while an Employee or ceases to be an Employee by reason of the Participant's Disability while an Employee, one year following such death or termination of employment, whichever occurs first or(iv) upon the Participant's Termination for cause. Notwithstanding anything to the contrary contained herein, in no event may an Option be exercised after the expiration of 10 Years following the Date of Grant. All Incentive Stock Options must be granted within ten (10) years from the earlier of the date of adoption of the Plan or the date of approval of the Plan by the shareholders.

E. The shares covered by an Option may be purchased and the Option may be exercised in whole or in part at any time during the period defined in Section 10-2C above and prior to the expiration of such Option. Such exercise shall be in the manner fixed by the Board by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that an Option may not be exercised with respect to less than 100 shares subject to an Option unless there are less than 100 shares remaining subject to the Option.

F. The notice of exercise of Option, whether the exercise is to be in whole or in part, shall be accompanied by delivery to the Company of payment for one hundred percent (100%) of the Option Price for the shares to be purchased or in the event of an Executive Officer or Director at the discretion of the Board of Directors accrued salary or bonuses may be applied to the exercise of the option.

G. No Option granted under the Plan shall be transferable either voluntarily or by operation of law except by will or by the laws of descent and distribution and, during the lifetime of the Participant, such Option shall be exercisable only by him or her, provided, however, that Options other than Incentive Stock Options granted hereunder may be transferred on such terms and conditions, if any, as the Board may, in its discretion, deem appropriate by amendment to this Plan. If the Participant dies while an Employee or terminates his or her Employee status because of a Disability, without having fully exercised his or her Option, all shares covered by such Participants Option which were exercisable at the date of his or her death or termination of Employee status because of a Disability and which becomes exercisable in accordance with the terms of such Option within 12 months thereafter, shall be exercisable within such 12 month period when and as such Option becomes exercisable by such Participant (in the case of Disability) or, in the case of death, by his or her estate or any other person who acquired the right to exercise the Option by bequest or inheritance or by reason of death of the Participant and such estate or other person shall have the right to purchase by exercise of said Option all or any portion of such shares; provided, however, that no Option may be exercised at any time after the expiration date thereof If the Option is exercised by a person other than the Participant, the Board may require, appropriate proof of such other person's right to exercise said Option.

H. If a Participant ceases to be an Employee for any reason (other than Termination for Cause, death or Disability while an Employee or Retirement) his or her Option shall remain exercisable for a period of 90 days thereafter to the extent and only to the extent such option was exercisable, by its terms, as of the effective date of his or her cessation of Employee status. Upon Retirement of a Participant, all shares covered by such Participants Option shall continue to be exercisable by such Participant in accordance with the terms of such Option; provided, however, that if, - and to the extent that, an Incentive Stock Option is exercised more than 90 days after the Retirement date, such Option will be treated as a Nonqualified Option. No Option may be exercised at any time after the expiration date thereof

I. If a Participant ceases to be an Employee and such termination was a Termination for Cause, all Options shall immediately expire and cease to be exercisable.

J. No fractional shares will be issued pursuant to the exercise of any Option nor will any cash payment be made in lieu of fractional shares.

K. In the event that within 12 months following a Change in Control there should occur, without a Participant's consent a material lessening of his or her duties and responsibilities as an Employee or a material reduction in his or her base salary from the rate in effect as of the Date of Grant and if, within ninety (90) days following such material lessening of duties or responsibilities or a material reduction in his or her base salary, the Participant shall by providing written notice to the company, voluntarily terminate his or her Employee status, unless the Board has, prior to such Change in Control, in its sole discretion determined that all or a portion of the outstanding Options held by such Participant shall become immediately and fully exercisable upon or immediately following such Change in Control, all shares covered by such Participant's Options shall become, immediately and fully exercisable and such Participant shall have the right to purchase, by exercise of such Option, all or any portion of the shares covered by such Option-, provided, however, that in no event may any Option be exercised after the expiration date thereof

L. If (i) within 12 months following a Change in Control, a Participant's Employee status should be terminated involuntary by the Company (or any successor to the Company by reason of such Change in Control) and such termination is not a Termination for Cause, and (ii) the Board has not prior to such Change in Control, in its sole discretion, determined that all or a portion of the outstanding Options held by such Participant shall become immediately and fully exercisable upon or immediately following such Change in Control, then all shares covered by such Participant's Options shall become immediately and fully exercisable and such Participant shall have the right to purchase by exercise of such Option, all or any portion of the shares covered by such Option; provided, however, that in no event may an Option be exercised after the expiration date thereof

M. In the event of any Reorganization, all rights of the person or persons entitled to exercise then outstanding Options granted under the Plan and such Options shall wholly and completely terminate at the time of any such Reorganization, except to the extent that any agreement or undertaking of any party to any such Reorganization shall make specific provision with respect to such Option and the rights of such Participants. Notwithstanding the foregoing, the Board may determine that each Participant shall have the right immediately prior to such Reorganization to exercise such Participant's Option with respect to any or all of the shares remaining subject to such Option, whether or not such shares are then otherwise purchasable by said Participant. To the extent that any such exercise relates to shares which are not otherwise purchasable by the Participant at such time, such exercise shall be contingent upon the consummation of such Reorganization.

N. The Board reserves the right and shall determine the expiration, terms, termination, exercisability and other conditions relating to Options, if any, granted to Consultants. The shares to be issued under the Options shall be subject to such restrictions on transferability and other conditions as may be determined by the Board of Directors at the time of the grant and as may be imposed by law.

11. ADMINISTRATION AND OPERATION.

11. 1 GOVERNMENT REGULATIONS. The Plan and the operation thereof shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not necessarily limited to, the obtaining of necessary permits and authorizations from applicable state securities commissions and agencies, if required, and registration of the securities subject to this Plan with the Securities and Exchange Commission. In addition, the Company may cause an appropriate legend to be affixed to any stock certificate representing Common Stock issued under the Plan in accordance with all applicable federal and state securities laws, rules and regulations. Moreover, the Plan is subject to amendments by the Board in the event necessary to register the shares to be issued hereunder with the SEC on a Form S-8 registration statement or any other form chosen by the-Company.

11.2 WITHHOLDING. Whenever, under the Code and applicable regulations, the issuance of shares of Common Stock upon the exercise of Options or the Vesting of Restricted Stock will result in any requirement that the Participant pay or otherwise satisfy any United States federal, state or local payroll withholding amounts, including taxes, FICA and the like, it shall be a condition to the issuance (or Vesting) of such Common Stock that the Participants shall have made arrangements satisfactory to the Company, as determined in accordance with rules established by the Board, with respect to the payment or satisfaction of such withholding amounts. In lieu of paying in cash additional sums which may be required to satisfy such withholding amounts, if any, the Board may permit Participants to elect to deliver to the Company shares of Common Stock held by such Participant or a portion of the shares of Common Stock subject to the Option then being exercised by such Participant (or to be Vested in the Case of Restricted Stock) as payment or in partial payment of the withholding amount requirement subject, however, to such rules as may be adopted by the Board.

11.3 AMENDMENTS. The Board may at any time and from time to time modify, amend, suspend or discontinue the Plan in any respect, except that without stockholder approval, the Board may not increase the number of shares reserved under the Plan (other than increases due to changes in capitalization) permit the issuance of Common Stock upon exercise of an Option before payment therefor in full, make any change in the eligibility requirements hereunder, or extend the period within which Incentive Stock Options may be granted. Approval by the stockholders means approval by the holders of the requisite number of shares of Common Stock either (a) at a meeting at which shareholders are present or represented by Proxy; and (b) by written consent of shareholders, in each case, in accordance with the applicable laws of the State of Idaho. The modification or amendment of the Plan shall not without the consent of a Participant, adversely affect his or her rights under Options or Restricted Stock previously issued to him or her.

11.4 EMPLOYMENT RELATIONSHIP. Neither the Plan nor any Option or restricted Stock granted hereunder shall confer upon any Participant any right to continued employment by the Company or any subsidiary, or shall interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment at any time with or without notice or cause.

11.5 LISTING ON EXCHANGE. The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to: (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed; and (b) the completion of any registration or qualification of such shares under any United States, whichever is applicable, federal or state securities laws, or any rulings or regulation of any governmental body, which the Board shall in its sole discretion, determine to be necessary or advisable.

12. GENERAL PROVISIONS

12.1 No Participant and no beneficiary or other person claiming under or through such Participant shall have any rights as a stockholder of the Company with respect to any shares of Common Stock allocated or reserved under the Plan and subject to any Option or Restricted Stock Award except as to such Shares of Common Stock, if any, that have been issued or transferred to such Participant free of any Restrictions.

12.2 The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Idaho and construed in accordance therewith.

12.3 Continuance of the Plan with respect to the grant of Incentive Stock Options and grants to Employees shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted, and such stockholder approval shall be a condition to the right of a Covered Employee to receive Performance-Based Compensation hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable laws.

This Venture Tech, Inc. 2000 Stock Incentive Plan was adopted by the Board on July 3, 2000.

VENTURE TECH, INC.

By:_________________________       By_____________________________
   Name: William D. Baker            Name: Alyssa J. Bampton
   Title: Chief Executive Officer    Title: Secretary